UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  June 18, 2021
Commission file number 0-21513
DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister			(713)	996-4700
Houston,	Texas	77040
(Address of principal executive offices)			(Registrant’s telephone number, including area code)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 18, 2021, DXP Enterprises, Inc. (the “Company”) held its 2021 Annual Shareholders Meeting (the “Annual Meeting”). There were 19,127,439 shares of common stock entitled to be voted at the Annual Meeting, of which 18,151,397 or 91.0 percent, were voted in person or by proxy. Additionally, there were 16,122 shares of Series A and B preferred stock entitled to 1,612 votes at the Annual Meeting. The results for each item submitted for a vote of shareholders are as follows. The shareholders:
(1)Voted to elect each of the five (5) nominees for director.
(2)Approved, on an advisory basis, the compensation of the Company’s named executive officers.
(3) Approved ratification of Moss Adams, LLP as the Company’s independent registered public accounting firm for fiscal 2021.

The Company’s inspector of election certified the following vote tabulations:

PROPOSAL 1: ELECTION OF DIRECTORS

	Vote Results	For	% For	Withheld	Non-Votes
David R. Little	Re-elected	13,316,622	76.5%	4,092,778	741,997
Kent Yee	Elected	16,219,089	93.2%	1,190,311	741,997
Joseph R. Mannes	Re-elected	10,515,218	60.4%	6,894,182	741,997
Timothy P. Halter	Re-elected	10,008,895	57.5%	7,400,505	741,997
David Patton*	Re-elected	8,236,438	47.3%	9,172,962	741,997

*David Patton is considered re-elected given he ran uncontested and the recent amendment to our bylaws changing the vote for directors from plurality to majority does not take effect until 2022. As Nominating and Governance chair, we have received feedback that includes updating our bylaws, and adding board members that enhances gender and racial diversity, among other items that the DXP Enterprises, Inc. board plans to address by the next proxy season.

PROPOSAL 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

With respect to the number of shares of Common Stock that were voted for, voted against, and were withheld from voting for proposal #2 to approve, as a non-binding advisory vote, executive compensation are set forth below:

For	15,338,840
% For	88.1%
Against	2,054,611
Abstain	15,949
Broker Non-Votes*	741,997
Vote Results	Approved
* Broker non-votes have no effect on this proposal.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

With respect to the ratification of Moss Adams, LLP as independent registered public accountant that were voted for, voted against, and were withheld from voting for proposal #3 are set forth below:

For	16,979,731
% For	93.5%
Against	1,170,615
Abstain	1,051
Vote Results	Approved

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        DXP ENTERPRISES, INC.

June 21, 2021	By: /s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

By: /s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer